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                                                                    EXHIBIT 10.1


                      AMENDMENT #8 TO VANSTAR CORPORATION
            SECOND AMENDED AND RESTATED FINANCING PROGRAM AGREEMENT


This Amendment to Vanstar Corporation Second Amended and Restated Financing Program Agreement (this "Amendment") is made as of December 11, 1997 by and between Vanstar Corporation, a Delaware corporation ("Borrower") and IBM Credit Corporation, a Delaware Corporation ("IBM Credit").

                                    RECITALS

     A. Borrower and IBM Credit have entered into that certain Vanstar Corporation Second Amended and Restated Financing Program Agreement dated as of April 30, 1995 (as amended by Amendment #1 dated as of September 15, 1995, Amendment #2 dated as of October 26, 1995, Amendment #3 dated as of November 10, 1995, Acknowledgement, Waiver and Amendment dated as of April 17, 1996, Amendment #4 dated as of July 24, 1996, Amendment #5 dated as of September 25, 1996, Amendment #6 dated as of December 20, 1996, Amendment #7 dated as of October 31, 1997 and as the same may be further amended, supplemented or as otherwise modified from time to time, the "Agreement").

     B. Vanstar Federal, Inc. ("VFI") is a Subsidiary of Vanstar Corporation ("Vanstar") and Vanstar and/or VFI intends to purchase Products for VFI from Authorized Suppliers.

     C. Vanstar has requested that IBM Credit finance Vanstar's purchase of such Products for VFI and VFI's working capital requirements.

     D. Vanstar, VFI and IBM Credit believe its in their best interest to make VFI a party to the Agreement as an additional Borrower thereunder.

     E. IBM Credit is willing to provide such financing to VFI subject to the terms and conditions of the Agreement as herein amended.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Vanstar, VFI and IBM Credit hereby agree is follows:

Section 1. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2. Modification of Agreement

     A. The following provisions are incorporated into and supplement the Agreement as if fully set forth as additional terms therein. In the event of conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment will control in determining the agreement between IBM Credit, Vanstar and VFI.

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(a)  Parties to the Agreement.

     VFI is hereby made a party to this Agreement, and all references to "Borrower" in this Agreement shall be deemed to be references to VFI and Vanstar Corporation (the "Original Borrower") acting jointly and severally unless otherwise specified herein. Vanstar and VFI each hereby expressly assumes all Obligations of Original Borrower under the Agreement, including without limitation all obligations regarding fees and other amounts payable to IBM Credit in connection with the Agreement. Vanstar hereby affirms all representations, warranties and Obligations of Original Borrower in this Agreement (except for those relating specifically to Vanstar and those limited by their terms to the date given or another specific date) and Vanstar and VFI agree that VFI shall be deemed to have made identical representations and warranties hereunder. Vanstar and VFI shall be jointly and severally responsible and liable for all Obligations, representations and warranties under this Agreement, as amended hereby.

(b)  Security.

     In furtherance of the foregoing and not as a limitation, (a) to secure all of Borrower's current and future debts to IBM Credit, whether now or hereafter existing, due or to become due, direct or indirect, joint or several, or absolute or contingent, Vanstar reaffirms the security interest granted to IBM Credit in the Agreement and VFI hereby assigns and grants to IBM Credit a security interest in all of its right, title and interest whether now owned or hereafter acquired or existing in, to and under (i) (A) all inventory located in the United States and its possessions in which the Uniform Commercial Code has been adopted which bears the trademark or trade-name of International Business Machines ("IBM"), (B) all inventory which is an individual item sold by IBM to Borrower located in the United States and it possessions in which the Uniform Commercial Code has been adopted and (C) all equipment located in the United States and its possessions in which the Uniform Commercial Code has been adopted, and in each case, all parts thereof, attachments and accessions thereto, products thereof and documents therefor; (ii) all rebates, discounts, credits and incentive payments that are or may become due to Borrower with respect to any and all inventory or equipment as to which a security interest has been granted in clause (i) above; and (iii) all substitutions and replacements for all of the foregoing and all proceeds and insurance proceeds of all the foregoing).

     (b) In addition to the security interest created by paragraph (a) above, to secure further the payment and performance of all Borrower's Obligations, Vanstar reaffirms the security interest granted to IBM Credit in the Agreement and VFI hereby assigns, pledges and grants to IBM Credit a security interest in, all of its right, title and interest in and to, whether now owned or hereafter acquired or existing (i) all inventory located in the United States and its possessions in which the Uniform Commercial Code has been adopted that
(A) does not bear the trademark or trade-name of IBM or (b) is not an individual item of inventory sold by IBM to Borrower and in each case, all parts thereof, attachments and accessions thereto, products thereof and documents therefor); (ii) all accounts (as such term is defined in the Uniform Commercial Code in effect in the state of California from time to time);

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(iii) all rights in and to all contracts securing or otherwise relating to an
Account; (iv) general intangibles, and all rights in and to all contracts securing or otherwise relating to any of the same, excluding franchise agreements and equity securities of Dealers; (v) all rebates, discounts, credits and incentive payments that are or may become due to Borrower with respect to any and all inventory as to which a security interest has been granted in clause (i) above; (vi) all equipment located in the United States and its possessions in which the Uniform Commercial Code has been adopted that (A) does not bear the trademark or trade-name of IBM or (B) is not an individual item of equipment sold by IBM to Borrower and in each case, all parts thereof, attachments an accessions thereto, products thereof and documents therefor;
(vii) all instruments, excluding equity securities of Dealers and securities of entities not incorporated under the laws of any state of the United States, documents, deposit accounts and chattel paper (as such items are defined in the Uniform Commercial Code in effect in California from time to time); (viii) all books, correspondence, credit files, records invoices and other papers, including all tapes, cards, computer runs and other papers and documents in the possession or under the control of Borrower relating to the foregoing collateral referred to in clauses (i) through (vii); and (ix) all substitutions and replacements for the foregoing and all proceeds and insurance proceeds of all of the foregoing (all of the foregoing described in 2 A. b) (a) and (b) and all other property of Borrower in which Borrower may hereafter grant a security interest to IBM Credit being "Collateral").

Vanstar and VFI covenant with IBM Credit that: (a) the security interest granted pursuant to the Agreement and this Amendment No. 8 is in addition to any other security from time to time held by IBM Credit and (b) the security interest hereby created is a continuing security interest and will cover and secure the payment of all Obligations both present and future of Borrower to IBM Credit.

(c)  Acknowledgement.

     Subject to the terms and conditions set forth herein, VFI acknowledges and agrees to all terms and conditions of the Agreement, as the same may be modified hereby, and shall be bound by such terms and conditions as if VFI were an original signatory hereto and had executed this Agreement as of the date of this Agreement.

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(d)  Joint and Several Guaranty.

     (A) Each Borrower hereby jointly and severally guarantees to IBM Credit the prompt payment when due and the full, prompt, and faithful performance of any and all Obligations upon which the other Borrower is in any manner obligated, heretofore, now, or hereafter owned, contracted or acquired by IBM Credit, whether the same are individual, joint or several, primary, secondary, direct, contingent or otherwise. Each Borrower irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of IBM Credit against the other Borrower hereto with respect to such payment, in each such case, until such time as all Obligations have been paid in full or otherwise to be reimbursed, indemnified or exonerated by the other Borrower in respect thereof, or (ii) to receive any payment, in the nature of contribution or for any other reason, from the other Borrower hereto with respect to such payment.

     (B) Notwithstanding any provision herein to the contrary, the liability of each Borrower hereunder, shall in no event exceed the maximum amount that is valid and enforceable in any action or proceeding involving any applicable state corporate law or any applicable state or federal bankruptcy, insolvency, reorganization, fraudulent conveyance or other law involving the rights of creditors generally.

     (C) The liability of each Borrower hereunder is direct and unconditional and shall not be affected by any extension, renewal or other change in the terms of payment or performance thereof, or the release, settlement or compromise of or with any party liable for the payment or performance thereof, the release or nonperfection of any security thereunder, or any change in the other Borrower's financial condition. Each Borrower's obligation pursuant to this section shall continue for so long as any sums owing to IBM Credit by any Borrower remains outstanding and unpaid, unless terminated in the manner provided herein. Each Borrower acknowledges that its obligations hereunder are in addition to and independent of any agreement or transaction between IBM Credit and the other Borrower or any other person creating or reserving any lien, encumbrance or security interest in any property of the other Borrower's or any other person as security for any obligation of such Borrower.

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     (D)  Each Borrower has made an independent investigation of the financial condition of the other Borrower and guarantees the Obligations based on that investigation and not upon any representations made by IBM Credit. Each Borrower acknowledges that it has access to current and future Borrower financial information which will enable each Borrower to continuously remain informed of the other Borrower's financial condition. Each Borrower also consents to and agrees that the Obligations shall not be affected by IBM Credit's subsequent increases or decreases in the credit line that IBM credit may grant to the other Borrower; substitutions, exchanges or releases of all or any part of the Collateral now or hereafter securing any of the Obligations; sales or other dispositions of any or all of the Collateral now or hereafter securing any of the Obligations; realizing on the Collateral to the extent IBM Credit, in its sole discretion deem proper.

     (E) Each Borrower waives to the extent permitted by applicable law (1) demand, protest and all notices of protest or dishonor, (2) all notices of payment and nonpayment, (3) all notices required by law, and (4) all notices of nonpayment at maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guarantees at any time held by IBM Credit on which the other Borrower may, in any way, be liable and each Borrower hereby ratifies and confirms whatever IBM Credit may do in that regard.

     (F) This guaranty obligation and any and all obligations, liabilities, terms and provisions herein shall survive any and all bankruptcy or insolvency proceedings, actions and/or claims brought by or against any Borrower, whether such proceedings, actions and/or claims are federal and/or state.

     (G) The Obligations are joint and several, shall be binding upon each Borrower and each Borrower's respective successors and assigns, and will be for IBM Credit's benefit and the benefit of IBM Credit's successors and assigns. The Obligations and any terms or provisions herein may be modified or amended only by a document signed by both IBM Credit and Borrower.

(e)  Ownership of VFI.

     Vanstar shall at all times own directly or indirectly One Hundred Percent (100%) of the outstanding stock of VFI, except that VFI may be merged into Vanstar or a wholly owned subsidiary of Vanstar that is a Guarantor Subsidiary or upon such merger becomes a Guarantor Subsidiary.

     C. Section 2(B)(viii) of the Agreement is hereby amended by deleting this Section in its entirety and substituting, in lieu thereof, the following:

     "(viii) on each Friday, a report setting forth for and as of the end of the immediately preceding Thursday a summary of all of Borrower's and the Guarantor Subsidiaries' Excess Eligible Inventory (as hereinafter defined), inventory referred to in Section 3(d)(ix) and IBM Product Inventory, in form and substance satisfactory to IBM Credit, including for each model or product
(1) the quantity of products unsold, (2) the type, model and version of each model or product, (3) the quantity of

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each model or product unsold, (4) the extended cost of all such unsold models and products and (5) the amount of any obligations owing to the parties who manufactured or sold the Excess Eligible Inventory to Borrower. Borrower shall not reduce the amount of obligations owing by any payments made to these parties by Borrower via a check until such time as the check clears Borrower's account."

     B. Section 3(d) of the Agreement is hereby amended by inserting immediately following the second sentence of the third paragraph thereof, the following additional sentence: "Notwithstanding any other provision of this Agreement, assets that are owned by VFI shall constitute no more than One Hundred Million Dollars ($100,000,000) of Value."

     C. Section 19 of the Agreement is hereby amended by deleting clause (ii) of the definition of "Eligible Receivables" in its entirety and substituting, in lieu thereof, the following clause (ii):

     "(A) accounts (other than accounts created from the sale of goods and services to a Governmental Authority (as hereinafter defined in clause (viii) of this definition) and accounts represented by Borrower's "08 invoices" (in accordance with Borrower's invoicing practices in effect on and prior to the date hereof)) unpaid more than ninety (90) days from the date of invoice and
(B) accounts created from the sale of goods and services to a Governmental Authority or represented by Borrower's "08 invoices" (in accordance with Borrower's invoicing practices in effect on and prior to the date hereof) unpaid more than one hundred twenty (120) days from the date of invoice;"

     D.   Section 19 of the Agreement is hereby amended by deleting clause
(viii) of the definition of "Eligible Receivables" in its entirety and substituting, in lieu thereof, the following clause (viii):

     "(viii) accounts with respect to which the obligor is the United States or any agency, instrumentality or political subdivision thereof ("Governmental Authority") (1) if such accounts (A) may not be assigned under the Assignment of Claims Act of 1940 (31 U.S.C. Section 3727 and 41 U.S.C. Section 15), (B) arise from a written contract between Borrower and the Governmental Authority obligor where the original amount of such written contract is equal to or greater than $50,000 unless such written contract has, to IBM Credit's satisfaction, been assigned to IBM Credit under the Assignment and Claims Act of 1990, (C) arise from a written contract which prohibits assignment of amounts payable thereunder to a third party, or (D) have been assigned in full, or in part, to any party other than IBM Credit unless such assignment has been terminated in form and substance satisfactory to IBM Credit or (2) if (A) IBM Credit is not a "financing institution" within the meaning of such Act, (B) all assignments and notices that are required to be given under the Act shall not have been made and received, and (C) the Assignment of Claims Act of 1940 has not been complied with in all other applicable respects;"

     E. The Agreement is hereby modified by deleting Schedule 2 and 3 in their entirety and substituting in lieu thereof, the Schedule 2 and 3 attached hereto.
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Section 3.  Representations and Warranties. Vanstar and VFI each make to IBM
Credit the following representations and warranties all of which are material and are made to induce IBM Credit to enter into this Amendment.

Section 3.1 Accuracy and Completeness of Warranties and Representations. All representations made by Original Borrower in the Agreement were true and accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by each of Vanstar and VFI in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make representations not misleading.

Section 3.2 Violation of Other Agreements. The execution and delivery of this Amendment and the performance and observance of the covenants to be performed and observed hereunder do not violate or cause either of Vanstar and VFI not to be in compliance with the terms of any agreement to which Vanstar and VFI each is a party.

Section 3.3 Litigation. There is no litigation, proceeding, investigation or labor dispute pending or threatened against either Vanstar or VFI, which if adversely determined, would materially adversely affect either of Vanstar's or VFI's ability to perform its obligations under the Agreement and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

Section 3.4 Enforceability of Amendment. This Amendment has been duly authorized, executed and delivered by Vanstar and VFI and is enforceable against Vanstar and VFI in accordance with its terms.

Section 4. Ratification of Agreement. Except as specifically amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect. Vanstar and VFI each hereby, ratify, confirm and agree that the Agreement, as amended hereby, represents a valid and enforceable obligation of each of Vanstar and VFI, and is not subject to any claims, offsets or defense.

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Section 5. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of California.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

IN WITNESS WHEREOF, this Amendment has been duly executed by the authorized officers of the undersigned as of the day and year first above written.



VANSTAR FEDERAL, INC.                   VANSTAR CORPORATION



B:  /s/  H.C. Covington                 By:  /s/ William A. Thurber
  -----------------------------            ----------------------------------
Title:  Senior Vice President           Title:  Treasurer
      -------------------------               -------------------------------
/s/  Wayne DeWitt                       /s/  H.C. Covington
-------------------------------         -------------------------------------
Assistant Secretary                                  Secretary


                                        Accepted and Agreed:

                                        IBM CREDIT CORPORATION

                                        By:  /s/  Philip Morse
                                           ----------------------------------
                                        Title: /s/ Director Global Credit
                                              -------------------------------
                                                   Remarketer Financing